POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST (the "Trust"), and each of its undersigned officers and Trustees hereby nominate, constitute and appoint Peter Sundman, Richard Russell, Jeffrey S. Puretz, and Jack W. Murphy (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Trust's Registration Statement and all amendments thereto on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, such amendments, and any and all amendments and supplements thereto, and any and all exhibits and other documents requisite in connection therewith granting unto said attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully to all intents and purposes as the Trust and the officers and Trustees itself/themselves might or could do.

         IN WITNESS WHEREOF, NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST has caused this power of attorney to be executed in its name by its Chairman and attested by its Secretary, and the undersigned officers and Trustees have hereunto set their hands this 6th day of December, 2000.

                                    NEUBERGER BERMAN
                                    ADVISERS MANAGEMENT TRUST



                                    By:   /s/ Peter Sundman
                                          --------------------------------------
                                          Peter Sundman
                                          Chairman of the Board, Chief Executive
                                          Officer, and Trustee


Attest:


/s/ Claudia A. Brandon
----------------------
Claudia A. Brandon
Secretary

Signature                            Title                      Date


/s/ Peter Sundman           Chairman of the Board and           December 6, 2000
-----------------           Trustee (Principal Executive        ----------------
Peter Sundman               Officer)



/s/ Michael M. Kassen       President and Trustee               December 6, 2000
---------------------                                           ----------------
Michael M. Kassen



/s/ Richard Russell         Treasurer                           December 6, 2000
-------------------                                             ----------------
Richard Russell             (Principal Financial and
                            Accounting Officer)



/s/ John Cannon             Trustee                             December 6, 2000
---------------                                                 ----------------
John Cannon



/s/ Faith Colish            Trustee                             December 6, 2000
----------------                                                ----------------
Faith Colish



/s/ Walter G. Ehlers        Trustee                             December 6, 2000
--------------------                                            ----------------
Walter G. Ehlers



/s/ C. Anne Harvey          Trustee                             December 6, 2000
------------------                                              ----------------
C. Anne Harvey



/s/ Barry Hirsch            Trustee                             December 6, 2000
----------------                                                ----------------
Barry Hirsch



/s/ Robert A. Kavesh        Trustee                             December 6, 2000
--------------------                                            ----------------
Robert A. Kavesh



/s/ Howard A. Mileaf        Trustee                             December 6, 2000
--------------------                                            ----------------
Howard A. Mileaf

/s/ Edward I. O'Brien       Trustee                             December 6, 2000
---------------------                                           ----------------
Edward I. O'Brien



/s/ John P. Rosenthal       Trustee                             December 6, 2000
---------------------                                           ----------------
John P. Rosenthal



/s/ William E. Rulon        Trustee                             December 6, 2000
--------------------                                            ----------------
William E. Rulon



/s/ Cornelius T. Ryan       Trustee                             December 6, 2000
---------------------                                           ----------------
Cornelius T. Ryan



/s/ Tom Decker Seip         Trustee                             December 6, 2000
-------------------                                             ----------------
Tom Decker Seip



______________________      Trustee                             ________________
Gustave H. Shubert



/s/ Candace L. Straight     Trustee                             December 6, 2000
-----------------------                                         ----------------
Candace L. Straight



/s/ Peter P. Trapp          Trustee                             December 6, 2000
------------------                                              ----------------
Peter P. Trapp